Federated Prime Money Fund II
A Portfolio of Federated Insurance Series

SUPPLEMENT TO PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2015
The Board of Trustees (the “Board”) of the Federated Insurance Series (the “Trust”) on behalf of its series, Federated Prime Money Fund II (the “Fund”) has approved, subject to shareholder approval, a proposal to modify the Fund's fundamental concentration policy to eliminate the requirement that the Fund invest at least 25% of its assets in the financial services industry (the “Proposal”).
A meeting of shareholders of the Fund will be held on November 20, 2015, to vote on the Proposal. If approved by shareholders, the Fund will make other changes necessary to operate as a government money market fund, including but not limited to: (i) adopting a principal investment strategy (and a non-fundamental investment policy) to normally invest at least 99.5% of its total assets in cash, government securities and/or repurchase agreements that are collateralized by cash or government securities; and (ii) changing its name to “Federated Government Money Fund II.”
If the Proposal is approved, once converted to a government money market fund, the Fund will continue to utilize amortized cost accounting and transact at a stable $1.00 net asset value. Government money market funds are exempt from certain requirements of Rule 2a-7 under the Investment Company Act of 1940 that permit money market funds to impose a liquidity fee and/or temporary redemption gates. As a government money market fund, the Fund will not be required to impose liquidity fees and/or redemption gates.
The Board has also approved the designation of the existing share class (previously unnamed) as Service Shares and the addition of a new share class, Primary Shares.
If the Proposal is approved, the Fund currently anticipates that these changes will be fully implemented by April 30, 2016.
Gradual Transition of the Portfolio
If the Proposal is approved, the Fund's Adviser, Federated Investment Management Company, will begin to gradually implement changes to the Fund's portfolio in order to provide the most efficient transition. As a result, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities over time until it reaches its new allocation on or about April 30, 2016. Because the yields on government securities generally may be expected to be lower than the yields on comparable non-government securities, it should be expected that the Fund's yield will decrease as more assets are invested in government securities.
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To the extent that Federated Investors, Inc., one of its subsidiaries, or its officers and directors, may be deemed to be participants in the solicitation of proxies from shareholders of the Fund in connection with the proposed proxy statement, additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed proxy statement will be included in, or incorporated into the proxy statement that Fund intends to file with the SEC.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of any acquiring fund, nor is it a solicitation of any proxy. Shareholders of the Fund, as of August 27, 2015, will be receiving in the mail a Proxy Statement, or an “Important Notice Regarding the Availability of Proxy Materials,” that provides additional information regarding the proposed changes. The Proxy Statement, and any other documents filed by Fund with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov or at Fund's website at FederatedInvestors.com. Investors should read the Proxy Statement carefully, before making any voting decision, because it contains important information.
August 17, 2015
Federated Prime Money Fund II
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q452796 (8/15)
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